Exhibit 10.1

AMENDMENT NUMBER ONE TO GOOGLE SERVICES AGREEMENT

This Amendment Number One to Google Services Agreement (this “Amendment One”) is entered into effective as of December 1, 2011 (the “Amendment One Effective Date”), and is attached to and forms a part of that certain Google Services Agreement by and between Local.com Corporation, a Delaware corporation (“Local.com”), and Google Inc., a Delaware corporation (“Google”) with an effective date of August 1, 2011 (the “GSA” or “Existing Agreement”) (the GSA together with this Amendment One, the “Agreement”).

RECITALS

WHEREAS, Local.com and Google entered into the Existing Agreement relating to Google AdSense for Search and AdSense for Content Advertising.

WHEREAS, Local.com and Google desire to amend the Existing Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

A. Definitions. For the purposes of this Amendment One, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the Existing Agreement.

B. Amendments Regarding Local.com Mobile Application. The Existing Agreement is hereby amended as follows:

1. Local.com Mobile Application. The following definition is added to the GSA as Section 1.27:

“LCMA” means the Apple iOS and Android OS versions of the “Local.com Mobile Application”.

2. General. (a) *** (b) Such implementation shall adhere to the terms of the Existing Agreement except as noted herein. (c) Company shall ensure the LCMA adheres to the Google Software Principles (available at http://www.google.com/corporate/software_principles.html or such other URL as may be provided from time to time).

3. Payments. ***

4. LCMA Results Page. Notwithstanding anything to the contrary in Section 2.2(d) of the Existing Agreement, Company shall ***, and Company shall ***. Upon Google’s prior written approval, Company may request ***.

5. Google Program Guidelines. Implementation of the AFS Services on the LCMA shall adhere at all times to the Google Program Guidelines (“GPG”) as may be provided to Company from time to time, and as such GPG may be modified by Google upon notice to Company from time to time.

6. Indemnification for LCMA. Section 10.1 of the GSA shall be amended so that it reads: “By Company. Company will indemnify, defend, and hold harmless Google from and against all liabilities, damages, and costs (including settlement costs) arising out of a third party claim: ***

7. Implementation and End of Services. (a) Neither party has an obligation to implement the AFS Services on the LCMA. (b) The AFS Services may only be implemented on the LCMA upon the mutual written agreement of the parties (email sufficient). (c) If Company sends a Request from the LCMA to Google and Google provides an Ad Set, Company shall display the Ad Set per the Existing Agreement and this Amendment One. (d) Company may, at any time, without notice to Google, cease sending Requests from the LCMA. (e) Google may, at any time, without notice to Company, cease providing Ad Sets to the LCMA.

8. Location Consent & Disclosure. If Company collects or discloses location-based information through the LCMA, Company will obtain legally valid consent from End Users and provide appropriate disclosures in Company’s privacy policy.

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C. Term and Termination. The term of this Amendment One will begin on the Amendment One Effective Date and continue for the Term of the Existing Agreement. Following the sixth-month anniversary of the Amendment One Effective Date, either party at any time may terminate this Amendment One upon fifteen (15) days written notice to the other party.

D. Entire Agreement; Conflicts. This Amendment One constitutes the entire agreement with respect to the subject matter hereof and is supplementary to and modifies the Existing Agreement. The terms of this Amendment One supersede provisions in the Existing Agreement only to the extent that the terms of this Amendment One and the Existing Agreement expressly conflict. Except as modified by this Amendment One, the Existing Agreement shall remain in full force and effect. This Amendment One may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment One effective as of the Amendment One Effective Date set forth above.

LOCAL.COM CORPORATION		GOOGLE INC.

By:	/s/ Michael A. Sawtell	By:	/s/ Nikesh Arora
Name:	Michael A. Sawtell	Name:	Nikesh Arora
Title:	COO	Title:	Pres., Global Sales and Bus. Dev.
Date:	12-12-11	Date:	2011-12-1

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EXHIBIT A

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